EXHIBIT 1.1
            Worldwide Entertainment & Sports Corp.
                       ___________ Shares of Common Stock



                             UNDERWRITING AGREEMENT
                                October __, 1998




Bell Investment Group, Inc.
75 Maiden Lane - 10th Floor
New York, NY  10038


Gentlemen:

Worldwide Entertainment & Sports Corp., a Delaware corporation (the "Company"), has authorized 20,000,000 shares of Common Stock, par value $.01 per share ("Common Stock"), of which as of the date hereof 7,137,197 shares are issued and outstanding and __________ of the remaining shares are reserved for issuance pursuant to options and warrants described in the Prospectus as hereinafter defined. The Company proposes to issue and sell through Bell Investment Group, Inc. (sometimes referred to as "Bell" and sometimes as the "Underwriter"), __________ shares (the "Shares") of its authorized but unissued shares of Common Stock (the "Common Stock").

The Underwriter will act as agent for the Company in connection with the secondary public offering of a minimum of _________ Shares ("Minimum Shares") and a maximum of __________ Shares ("Maximum Shares") on a "best efforts" basis.

Unless the context otherwise indicates, the term "Company" shall include the Company and its Subsidiaries. The Shares are more fully described in the registration statement, which the Company has furnished to you, acting as Underwriter. This is to confirm the arrangement with respect to the purchase of the Shares.


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1.       Representations and Warranties of the Company.  The Company represents and warrants to, and agrees with the Underwriter that:

(a) A registration statement on Form SB-2 for the registration of the Common Stock has been prepared by the Company in conformity with the applicable provisions of the Securities Act of 1933, as amended (the "Act"), and the applicable rules, regulations, releases and instructions (the "Rules under the Act") of the Securities and Exchange Commission (the "Commission"), and has been filed with the Commission; and one or more amendments to said registration statement, copies of which have heretofore been delivered to the Underwriter, has or have been filed by the Company; and the Company may file on or prior to the effective date an additional amendment to the registration statement. Included in the registration statement are__________ shares of the Common Stock of the Company (the "Warrant Shares") which may be used upon the exercise of warrants issued to the Underwriter pursuant to Section 9 of this Agreement ("Underwriters Warrants"). As used in this Agreement, the term "Registration Statement" refers to and means the registration statement, and all amendments thereto, including the prospectus, exhibits and financial statements, at the time it becomes effective; and the term "Prospectus" refers to and means the prospectus included in the Registration Statement at the time it becomes effective, except that, if the prospectus first filed by the Company Pursuant to Rule 424(b) of the Rules under the Act shall differ from the Prospectus, the term Prospectus shall mean the Prospectus filed pursuant to Rule 424(b). The Company will not file at any time any amendment or supplement to the Registration Statement without previous advice to the Underwriter, nor if the same shall be objectionable in form or substance to the Underwriter or Underwriter's counsel.

(b) The Commission has not issued any order preventing or suspending the use of any preliminary prospectus (the "Preliminary Prospectus") with respect to the Shares and each Preliminary Prospectus conformed in all material respects with the requirements of the Act and the Rules under the Act and has not included any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements not misleading, except that the foregoing shall not apply to statements in, or omissions from, any written information furnished to the Company by the Underwriter specifically for use in the preparation thereof.

(c) When the Registration Statement shall become effective and at all times subsequent thereto, up to and including the Closing Date, as hereinafter defined, and when any post-effective amendment thereof shall become effective, the Registration Statement and the Prospectus (and any post-effective amendment thereof or the Registration Statement as supplemented) will fully comply with the applicable provisions of the Act and the Rules under the Act with respect thereto and the Registration Statement and the Prospectus and any further amendments or supplements thereto will contain all statements which are required to be stated therein in accordance with the Act and the Rules under the Act and neither the Registration Statement nor the Prospectus will contain any untrue statement of a material fact or


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omit to state any material  fact  required to be stated  therein or necessary in order to make the statements therein not misleading; and when the Prospectus is filed with the Commission pursuant to Rule 424(b) of the Rules under the Act and at all times subsequent thereto, up to and including the Closing Date, the Prospectus (and the Prospectus as amended or supplemented, if the Company shall have filed with the Commission any amendment thereof or supplement thereto) will fully comply with the provisions of the Act and the Rules under the Act and will not contain any untrue statement of a material fact and will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement or the Prospectus or any amendment
thereof  or  supplement   thereto  in  reliance  upon  and  in  conformity  with
information furnished in writing to the Company by the Underwriter specifically for use in connection with the preparation thereof.

(d) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware; the Company's operating subsidiaries are Worldwide Team Sports, Inc., Worldwide Football Management, Inc. and Worldwide Basketball Management, Inc. (the
"subsidiaries" or individually the "subsidiary"); the Company and each subsidiary has full corporate power and authority to own or lease its properties and conduct its business, present and proposed, as described in the Registration Statement and Prospectus; and the Company and its subsidiaries are each duly qualified to do business as a foreign corporation and in good standing in each jurisdiction in which the location of its property or the character of its operations make such qualification necessary. The Company and its subsidiaries each hold all material licenses, certificates and permits from governmental authorities necessary for the conduct their business as described in the Prospectus and own or possess adequate rights to use all material rights in use in the conduct of their businesses and have not received any written notice of conflict with the asserted rights of others in respect thereof and do not know of any proceeding pending or threatened seeking to cancel, terminate, or limit such licenses, certificates or permits.

(e) The financial statements and schedules (including the related notes) included in the Registration Statement and the Prospectus present fairly the financial position, results of operations, stockholders' equity and changes in financial position of the Company and its subsidiaries as of the respective dates and for the respective periods indicated, all in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved.

(f) The accountants who have examined and reported on the audited financial statements filed with the Commission as parts of the Registration Statement and the Prospectus are independent public accountants as required by the Act and the Rules under the Act.

(g)      Except as may be reflected in or contemplated by the Registration
Statement or


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the Prospectus,  subsequent to the dates as of which information is given in the
Registration Statement and the Prospectus, and prior to the Closing Date (i) there shall not be any material adverse change in the financial condition, in the results of operations or the general affairs of the Company or any of the subsidiaries; (ii) there shall not have been any material transaction entered into by the Company or any subsidiary, other than transactions in the ordinary course of business; (iii) neither the Company nor any subsidiary shall have incurred any material obligations, contingent or otherwise other than in the ordinary course of business; (iv) there shall not have been nor will there be any change in the capital stock or long or short term debt (except current payments) of the Company or any subsidiary; (v) there shall not have been any issuance of options, warrants, convertible securities or other rights to purchase the common stock of the Company or any subsidiary, or (vi) there shall not have been any material adverse change or any development involving a prospective material adverse change in the condition (financial or other), business, key personnel, properties, prospective results of operations or net worth of the Company or any subsidiary.

(h) Neither the Company nor any subsidiary is in violation of its articles of incorporation or by-laws or, to its knowledge, in violation of any franchise, license, permit, judgment, decree, order, statute, rule or regulation, which violation is material to the Company or such subsidiary, or in default in the performance or observance of any obligation, agreement or condition contained in any note or other evidence of indebtedness or in any mortgage, indenture or loan agreement or any other agreement or instrument to which the Company or its subsidiaries is a party or by which it or any of their respective properties may be bound or affected in any respect which, in any such case, is material to the Company or such subsidiary. The Company has full right, power and authority to enter into and perform this Agreement and to issue, sell and deliver the Shares and the Underwriter's Warrants to be issued and sold by it as provided in this Agreement. The execution and delivery of this Agreement, the fulfillment of the terms set forth herein and the consummation of the transactions contemplated herein will not conflict with or constitute a breach of, or a default under, the articles of incorporation or by-laws of the Company or any subsidiaries or any material agreement, or any indenture or other instrument by which the Company or any of its subsidiaries or any of their respective properties may be bound, or any applicable franchise, license, permit, judgment, decree, order, statute, rule or regulation. Except as required by the Act, the Securities Exchange Act of 1934, as amended, (the "Exchange Act") and applicable state securities laws, no consent, approval, authorization or order of any governmental agency or governmental authority is required in connection with the consummation of the transactions contemplated by this Agreement on the part of the Company or the subsidiaries.

(i) Each contract to which the Company or any subsidiary is a party and to which reference is made in the Registration Statement and Prospectus has been duly and validly executed by the Company, is in full force and effect in all material respects in accordance with its terms and none of such contracts has been assigned by the Company or its subsidiaries and the Company and its subsidiaries know of no present


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situation or condition or fact which would prevent compliance with the terms of such Mcontracts, as amended to date.

(j) The Company and each subsidiary have filed all Federal, state and other tax returns which are required to be filed by any agency or other governmental authority, and paid all taxes shown due on such returns and all assessments received by it to the extent such taxes have become due. All taxes with respect to which the Company and its subsidiaries are obligated have been paid or adequate accruals have been set up to cover any such unpaid taxes.

(k) The Company and each of its subsidiaries have good and marketable title, free and clear of all liens, encumbrances and defects, except liens for current taxes not due and payable, to all their respective property and assets which are stated to be owned by them in the Registration Statement and the Prospectus, subject only to liens and encumbrances disclosed in the Prospectus and such exceptions as are not material to and do not adversely affect the present or prospective business of the Company or any subsidiary. The properties, including any equipment, stated to be leased by the Company or any subsidiary in the Registration Statement and the Prospectus are held under valid, subsisting and enforceable leases with only such exceptions which collectively are not material and do not have a material adverse affect on the present or prospective business of, or the use of such property by the Company or any subsidiary.

(l) The Company has an authorized outstanding capitalization as set forth or contemplated in the Prospectus and based on sale of the Shares will have, on the Closing Date, the adjusted capitalization as set forth or contemplated in such Prospectus under the caption "Capitalization;" all of the outstanding shares of Common Stock of the Company have been validly authorized and issued and are fully paid and non-assessable and none of such shares of Common Stock was issued in violation of the pre-emptive rights of any stockholder of the Company; the Shares have been duly authorized and, when issued and paid for pursuant hereto, and the Warrant Shares when issued and paid for upon exercise of the Underwriter's Warrants in accordance with their terms, will be validly issued, fully paid and non-assessable, will pass valid title to the holders thereof, free and clear of any lien, encumbrance or claim and all corporate action required to be taken for the authorization, issuance and sale of such securities has been validly and sufficiently taken; the holders of the outstanding shares of Common Stock (including the Shares and Warrant Shares) are not and will not be subject to any liability as shareholders. Except as set forth in the Registration Statement or in the Prospectus, or as otherwise disclosed by the Company to the Underwriter, on the effective date of the Registration Statement and the Closing Date there will be no pre-emptive or other rights to subscribe for or purchase any of the Common Stock or any options, warrants, agreements or similar rights calling for the issuance by the Company or its subsidiaries of any of their securities.

(m) The Common Stock, Shares and Warrant Shares conform to the description thereof in the Prospectus and such description conforms with the rights set forth in the


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instruments defining the same.

(n) The delivery of any payment for the Underwriter's Warrants to be sold by the Company as set forth in Paragraph 9 of this Agreement will pass good and marketable title thereto free and clear of any and all liens, encumbrances, charges and claims; and the Company will have, on the effective date of the Registration Statement and at the time of delivery of the Underwriter's Warrants, full legal right and power and all authorization and approval required by law to sell, transfer and deliver the Underwriter's Warrants in the manner provided hereunder.

(o) The Company does not know of any outstanding claim for services in the nature of a finder's fee or origination fee with respect to the sale of the Shares hereunder resulting from its acts for which the Underwriter or the Company may be responsible.

(p) There are no contracts or other documents which are required by the Act to be filed as exhibits to the Registration Statement which have not been so filed; and the exhibits which have been filed are complete and correct copies of the documents of which they purport to be copies, and all agreements referred to in the Registration Statement or filed as exhibits to the Registration Statement to which the Company or any subsidiary is a party or by which any of them is or may be bound or to which any of their assets, properties or businesses is or may be subject have been duly and validly authorized, executed and delivered by the Company or its subsidiary and constitute the legal, valid and binding agreements of the Company or a subsidiary in accordance with their respective terms and no default or, any event which with the giving of notice or passage of time would constitute a default, has occurred under any such agreement.

(q) The Company and its subsidiaries make and keep accurate books and records reflecting their assets and maintain internal accounting controls which provide reasonable assurance that (i) transactions are executed in accordance with management's authorization, (ii) transactions are recorded as necessary to permit preparation of the Company's and each subsidiary's financial statements and to maintain accountability for the assets of the Company, (iii) access to the assets of the Company and its subsidiaries is permitted only in accordance with management's authorization, and (iv) the recorded accountability of the assets of the Company and its subsidiaries is compared with existing assets at reasonable intervals.

(r) The Company has the full right, power and authority to enter into this Agreement and this Agreement has been duly and validly authorized, executed and delivered by the Company and is a validly binding agreement enforceable in accordance with its terms.

(s) Neither the Company nor any of its subsidiaries has at any time during the past five years; (i) made any unlawful contributions to any candidate for political office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to


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any state,  Federal or foreign government  officer or official,  or other person charged with similar public or quasi-public duties (other than payments required or permitted by applicable law).

(t) The conditions for use of a registration statement on Form SB-2 set forth in the General Instructions to Form SB-2 have been satisfied with respect to the Company and the Registration Statement conforms to the requirements of such Form.

(u) Neither the Company nor any subsidiary maintains any "employee benefit plan" as defined in Section 3(3) of the Employment Retirement Income Security Act of 1974.

(v) Neither the Company nor any subsidiary is an "investment company" as defined in Section 3(a) of the Investment Company Act of 1940, as amended.

(w)      The Company has its properties adequately insured.

(x) Except as set forth in the Registration Statement and Prospectus, there are no actions, suits or proceedings pending before or by any court or governmental agency, authority or body, or any arbitrator, which might result in judgments against the Company or its subsidiaries not adequately covered by insurance or which collectively might result in any material adverse change in the condition (financial or other), business prospects, net worth or results of operations of the Company and its subsidiaries and, to the best of the Company's knowledge, no such action, suit or proceeding is contemplated or threatened.

(y) The Company has not taken and will not take,  directly  or  indirectly,  any
action  designed  to  cause  or  result  in,  or  which  has  constituted,   the
stabilization or manipulation of the price of the Common Stock, Shares or Warrant Shares to facilitate the sale or resale of the Shares.

2.       Agreements of and with the Underwriter.

(a) The Company hereby employs the Underwriter as its exclusive agent to offer the Shares to the public upon the terms and conditions set forth herein.

(b) Subject to the accuracy of the representations and warranties on the part of the Company as of the date hereof and as of the Closing Date and to the due performance by the Company of its covenants and obligations hereunder and subject to the Registration Statement becoming effective and to the terms and conditions of this Agreement, including the right of the Underwriter to terminate its obligations under this Agreement as more fully set forth in paragraph 8 hereof, the Underwriter hereby agrees to act as the exclusive agent of the Company for a period of forty-five (45) days from the Effective Date (or ninety (90) days if so agreed upon in writing by the Underwriter and the Company), and during such agreed period (hereinafter referred to


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as "Offering  Period") and  commencing  within three (3) business days after the
Effective Date, agrees to use its best efforts to offer and sell the Shares for the account of the Company in accordance with and as set forth in the Registration Statement and the Prospectus.

(c) The price at which the Underwriter shall offer and sell the Shares as agent for the Company shall be $__________ per Share. Provided that the Minimum Shares to be offered are sold and paid for, the Company shall allow a commission to the Underwriter of $ _____ per Share sold. Such commissions are to be paid out of the proceeds of the sale of the Shares and may be deducted by the Underwriter on the Closing Date from the amount due the Company.

(d) Any and all funds received from the sale of the Shares to be offered by the Company, without deduction therefrom whatsoever, including but not limited to, any underwriting commission or selling group concession or otherwise, shall be forthwith deposited in an escrow account at ____________________ ("Escrow Agent") by noon of the next business day following their receipt. All subscriber checks will be made payable to the Escrow Agent only, not to the Underwriter or selected dealers. In the event all the Minimum Shares are not sold within forty-five (45) days after the Effective Date (or ninety (90) days if so agreed upon in writing by the Underwriter and the Company), then all sums so deposited shall be returned to the subscribers for such Shares without interest, and without any expenses of ____________________ for opening, maintaining and closing such escrow account.

(e) The Underwriter may associate itself with such other brokers as it may deem necessary or desirable in the circumstances and upon such terms and conditions as it may determine, which brokers shall for the purposes of this Agreement be deemed Underwriters. The representations, warranties, covenants and agreements set forth in this Agreement shall run to and be in effect with and between any such other Underwriters and the parties hereto, the same as if any such other Underwriters were parties to this Agreement, except with respect to certain differing rights as may be provided by the terms of an Agreement Among Underwriters, a copy of which, if entered into, shall be furnished to the Company.

(f) The Underwriter may also form a selling group comprised of dealers who are members of the National Association of Securities Dealers, Inc. (which group may include the Underwriter), for the purpose of effecting the distribution of the Shares, and the Underwriter may allow a commission or discount to any such dealers comprising such selling group in an amount or amounts to be determined by the Underwriter, and the Underwriter may vary, in its discretion, any such commission or discount between such dealers. Such discount or commission may be reallowed to other dealers or members of the selling group. Payment of such discount, commission or reallowance shall be the sole responsibility of the Underwriter and shall be payable only in the event of the sale by the Company of all but not less than all of the minimum Shares.


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3.       Delivery and Payment.

Delivery and payment for the Shares shall be made at the offices of Parker, Duryee, Rosoff & Haft in New York City on such date and at such time (such date and time being herein sometimes referred to as the "Closing Date"), as the Underwriter may specify in writing, but such date shall not be later than five
(5) business days after the expiration of the Offering Period (as extended), provided, however, that if counsel for the Company or for the Underwriter deem it necessary that either a further amendment to the Registration Statement or supplement to the Prospectus be filed prior to the Closing Date, the Closing Date shall be on a date to be thereafter fixed by the Underwriter on notice to the Company, such date to be not earlier than the third business day, nor later than the twelfth business day after the effective date of such amendment or the date of filing with respect to such supplementary prospectus. The Closing Date and the place of delivery may be changed by written agreement between the Company and the Underwriter. On the Closing Date the Company shall deliver such number of Shares as designated by the Underwriter on 48 hours prior notice against payment to or upon the order of the Company of the purchase price for such Shares by certified or bank cashier's check or checks payable in New York Clearing House funds. The Shares shall be registered in such names and denominations as the Underwriter shall have designated upon not less than forty-eight hours prior notice to the Company. For the purpose of expediting the checking and packaging of the Shares, the Company shall make the certificates representing the Shares available in the City of New York for inspection by the Underwriter not later than 24 hours prior to the Closing Date.

4. Covenant. The Company covenants and agrees with the Underwriter that:

(a) The Company will use its best efforts to cause the Registration Statement and any amendments thereto to become effective and will advise the Underwriter immediately and, if requested by the Underwriter, will confirm such advice in writing (i) when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective, or when any supplement to the Prospectus or any amended Prospectus has been filed, (ii) of any request by the commission for any amendments or supplements to the Registration Statement or the Prospectus or for any additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any Preliminary Prospectus or the institution or threat of any proceedings for that purpose, (iv) of the happening of any event which in the judgment of the Company makes any material statement in the Registration Statement or the Prospectus untrue or which requires any changes to be made in the Registration Statement or the Prospectus in order to make any material statements therein not misleading, and (v) of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or the institution or threatening of any proceeding for that purpose. The Company will use its best efforts to (i) prevent the issuance of any such stop order or of any order preventing or suspending the use of the Registration


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Statement or Prospectus and (ii) if issued,  to obtain the lifting or removal of such order as soon as possible.

(b) The Company will not at any time, whether before, on, or after the effective date of the Registration Statement, file any amendment to the Registration Statement or supplement to a Preliminary Prospectus to the Prospectus of which the Underwriter shall not previously have been advised and furnished with copies, or to which the Underwriter shall have reasonably objected in writing or which is not in compliance with the Act and the Rules under the Act.

(c) The Company will deliver to the Underwriter, without charge, a reasonable number of copies of the Registration Statement, including all financial statements (two of which shall be signed) and include all exhibits filed therewith and any amendments or supplements thereto.

(d) Prior to the effective date of the Registration Statement, the Company will have delivered to the Underwriter, without charge, in such quantities as the Underwriter may have reasonably requested, copies of each form of Preliminary Prospectus. The Company consents to the use of each form of Preliminary Prospectus by the Underwriter, and by dealers prior to the effective date of the Registration Statement.

(e) The Company will deliver to the Underwriter and each Selected Dealer, without charge, immediately after the effective date of the Registration Statement and thereafter from time to time as many copies as they may reasonably request of the Prospectus and of any amended or supplemented Prospectus.

(f) If during such period of time as in the opinion of the Underwriter or its counsel a prospectus relating to this financing is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or if it shall be necessary during any time after the effective date of the Registration Statement to amend or supplement the Prospectus to comply with the Act or the Rules under the Act, the Company will forthwith notify the Underwriter thereof and prepare and file with the Commission and furnish and deliver to the Underwriter and to others whose names and addresses are designated by the Underwriter, all at the cost of the Company, a reasonable number of the amended or supplemented Prospectus which as so amended or supplemented will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the Prospectus as amended or supplemented not misleading in the light of the circumstances when it is delivered to a purchaser or prospective purchaser, and which will comply in all respects with the Act and the Rules under the Act, and cause any amendment of the Registration Statement containing an amended Prospectus to be made effective as soon as possible. In case the Underwriter is required to deliver a prospectus ninety days or more after the effective date of the Registration Statement and prior to the expiration date of the Warrants, the Company, upon the request of the Underwriter and at the expense of the Company, will prepare promptly such prospectus or prospectuses as may be necessary to permit compliance with the requirements of Section 10 of the Act.

(g) For a period of five years from the effective date of the Registration Statement, the Company will deliver to the Underwriter (i) after each fiscal year, the Company's Form 10-K with respect to such year at the time such Form 10-K is filed with the Commission and, if no Form 10-K is required to be filed, such financial data with respect to such year as would be required to be filed by the Company with the Commission pursuant to the instructions to Form 10-K under the Exchange Act, prepared in accordance with generally accepted accounting principles and practices as at the end of such fiscal year and for the twelve months then ended, and covered by a report of independent certified public accountants; (ii) after each of the first three fiscal quarters of the Company, the Company's Form 10-Q with respect to such quarter at the time such Form 10-Q is filed with the Commission and, if no Form 10-Q is required to be filed, such financial data with respect to such quarter as would be required to be filed by the Company with the Commission pursuant to the instructions to Form 10-Q under the Exchange Act, all in reasonable detail and certified by the Company's principal financial or accounting officer; (iii) copies of its annual report and any other reports or communications (financial or other) of the Company at the time it is mailed to its stockholders or filed with the Commission; (iv) two copies of every press release and every material news item and article in respect of the Company and its affairs at the time it is released by the Company; (v) copies of transfer reports from its transfer agent; and (vi) such additional documents and information with respect to the Company and its affairs as the Underwriter may from time to time reasonably request.

(h) The Company will make generally available to its security holders, in the manner specified in Rule 158(b) under the Act, and deliver to the Underwriter as soon as practicable, but in no event later than 45 days after the end of its first fiscal quarter ending 12 months after the effective date of the Registration Statement, a consolidated earnings statement (which need not be audited) meeting the requirements of said Rule 158(b) covering a period of at least twelve months beginning not earlier than the effective date of the Registration Statement.

(i) The Company will use the net proceeds to be received by it from the sale of the Shares substantially in the manner and for the purposes set forth in the Prospectus and will file Form S-R if required by Rule 463 promulgated under the Act.

(j) The Company will deliver to the Underwriter true and correct copies of the Company's and each subsidiary's articles of incorporation and all amendments thereto, such copies to be certified by the secretary of the Company and each subsidiary respectively; true and correct copies of the By-Laws of the Company and each subsidiary and of the minutes of all meetings of the directors and stockholders of the

Company and each subsidiary held prior to the Closing Date; and true and correct copies of all material contracts to which the Company and each subsidiary is a party.

(k) Prior to any public offering of the Shares the Company will cooperate with the Underwriter and its counsel in connection with the registration or qualification of the Sharesand the Warrant Shares for offering and sale by the Underwriter and dealers under the Securities or Blue Sky laws of such states as the Underwriter may designate and will file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification, and so long as any Warrants or Underwriter's warrants shall remain outstanding the Company will take all reasonable steps to continue the eligibility in such states of theWarrant Shares. The Company shall bear the expenses, (not to exceed $7,500 exclusive of expenses) incurred in filing for qualification and in qualifying the Sharesand the Warrant Shares under the securities or Blue Sky laws of such states, including the fees and charges of the various states, the cost of a printed memorandum with respect thereto. The Company shall not be required however, to qualify as a foreign corporation or sign a general consent to service of process in any jurisdiction where it is not now subject. In each jurisdiction where any of its securities shall have been qualified as above provided, the Company will file such reports and statements with respect thereto as may be required by the applicable governmental or administrative body.

(l) During the period from the Closing Date to the date the rights represented by the Underwriter's Warrants either have been fully exercised or have lapsed, the Company will at all times have authorized and reserved a sufficient number of shares of its common stock to provide for the exercise of the Underwriter's Warrants.

(m) The Company will pay and bear, whether or not the transactions contemplated hereunder are consummated or this Agreement is prevented from becoming effective, or is terminated, all costs and expenses incident to the performance of its obligations under this Agreement, including all expenses incident to the authorization of the Shares and their issuance and delivery to the purchasers, any original issue taxes in connection therewith, all transfer taxes, if any, incident to the initial sale of the Shares to the purchasers, the fees and expenses of the Company's counsel and accountants, the costs and expenses incident to the issuance, sale and delivery of the Warrant Shares, the costs and expenses incident to the preparation, printing and filing under the Act of the Registration Statement (including financial statements), any Preliminary Prospectus and the Prospectus and any amendments or supplements thereto; the printing and distribution of this Agreement, the Selected Dealer Agreement, the Blue Sky survey, the certificates for the Common Stock, the issuance and delivery of the Shares, the filing fees of the Securities and Exchange Commission and the filing fees and legal fees related to dealings with the National Association of Securities Dealers, Inc. and any state regulatory agencies, the fees of the escrow agent, the cost of preparing and filing all exhibits to the Registration Statement, the cost of furnishing to the Underwriter copies of the Registration Statement and Prospectus as herein provided.

(n) The Company will pay to Underwriter a non-accountable expense allowance of 3% of the total gross proceeds of the Shares purchased at Closing. The expense allowance is to be paid out of the proceeds of the sale of the Shares and may be deducted by Underwriter on the Closing Date from the amount due to the Company.

(o) Prior to the Closing Date, the Company will cooperate with Underwriter in such investigation as Underwriter may make or cause to be made of the properties, business and operations of the Company in connection with the sale and public offering of the Shares and will make available to Underwriter in connection therewith such information as Underwriter may request.

(p) The Company has appointed American Stock Transfer and Trust Company as Transfer Agent for the Common Stock.


(q) During a period of 90 days from the effective date of the Registration Statement, the Company will not issue, sell or otherwise dispose of, directly or indirectly, any shares of Common Stock (or any securities convertible into or exercisable for the Common Stock) other than the Shares and Underwriter's Warrants being sold by the Company or securities issued pursuant to outstanding options and warrants and will not grant any options under existing stock option plans, without Underwriter's prior written consent.

(r) Marc Roberts, the President and Chief Executive Officer of the Company, has agreed not to sell, transfer or assign any of his shares of Common Stock for a period of twelve (12) months from the date of this Prospectus without the prior written consent of the Underwriter. The remaining officers and directors of the Company have agreed to refrain from selling, transferring or assigning their shares of the Company's Common Stock for a period of nine (9) months from the date of this Prospectus without the prior written consent of the Underwriter. All of the Company's officers and directors, including Mr. Roberts, have agreed not to sell, transfer or assign any shares of Common Stock they may acquire by exercising their currently existing options to acquire Common Stock of the Company for a period of twelve (12) months from the date of this Prospectus.

(s) The Company will comply with the Act, Rules under the Act and the Exchange Act and the rules and regulations of the Commission promulgated under the Exchange Act so as to permit the continuance of sales of, and dealings in, the Common Stock and Shares under the Act and under the Exchange Act.

(t) The Company will deliver to Underwriter bound volumes of copies of all documents and appropriate correspondence filed or received from the Commission and all closing documents.

(u) For a period of two (2) years from the date of the Prospectus the Company shall, at the request of Underwriter nominate a designee of Underwriter to the Board of Directors of the Company and the persons delivering agreements pursuant to paragraph 6(r) hereof shall deliver their agreement on the Closing Date to vote their shares of the Company's Common Stock for the election of such designee.

(v) The Company will use its best efforts to maintain the "key man" insurance on his life in the amount of $1,000,000.

(w) The Company shall have delivered to Underwriter the Agreement of each of its security holders having registration rights to register shares under the Registration Statement the good and valid waivers of any rights they may have for inclusion of their securities of the Company in the Registration Statement or its certificate that no security holder has such rights.

5. Conditions of Underwriter's Obligations. The obligations of the Underwriter to sell the Shares is subject to the continuing accuracy of and compliance with the representations and warranties on the part of the Company contained herein as of the date hereof and as of the Closing Date, to the performance by the Company of its obligations and covenants hereunder, to the absence from any certificates, opinions, written statements or letters furnished to the Underwriter or to its counsel of any misstatement or omission that is material to the sale of the Shares by the Underwriter and to the following additional conditions:

(a) The Registration Statement shall have become effective not later than 5:00 P.M., New York time, on the date of this Agreement, or such later date or time as shall have been consented to by the Underwriter; no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or shall be pending, threatened or contemplated by the Commission; and any request for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with, and no amendments or supplements to the Registration Statement or Prospectus shall have been filed to which the Underwriter and its counsel have not given their consent.

(b) All corporate action taken and all legal opinions and proceedings relating to the Shares, Underwriter's Warrants, and Warrant Shares, the Registration Statement and the Prospectus and all other matters incident thereto and to the transactions to which this Agreement relate shall be reasonably satisfactory to Underwriter's counsel and they shall have been furnished with such certificates, documents and information as they may request in this connection.

(c) The Company shall have performed each of the agreements herein contained and required to be performed by it at or prior to the Closing Date.

(d) On the Closing Date (i) the Registration Statement and the Prospectus and any amendments or supplements thereto shall contain all statements which are required to be stated therein in accordance with the Act and the Rules under the Act and shall in all material respects conform to the requirements of the Act and the Rules under the Act and neither the Registration Statement nor the Prospectus nor any amendment or supplement thereto shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) since the respective dates as of which information is given in the Registration Statement and the Prospectus there shall have been no material adverse changes in the business, property or financial condition of the Company from that set forth in the Registration Statement and the Prospectus, and there shall have been no material transaction, contract or agreement entered into by the Company which is not referred to in the Registration Statement and the Prospectus, (iii) no action, suit or proceeding at law or in equity shall be pending or, to the knowledge of the Company, threatened against the Company which would be required to be set forth in the Registration Statement and the Prospectus other than as set forth therein, and no proceedings shall be pending or, to the knowledge of the Company, threatened against the Company before or by any Federal, state or other commission, board or administrative agency wherein an unfavorable decision, ruling or finding would have a material adverse effect upon the business, property, financial condition or income of the Company, and (iv) the Company shall not have declared or made any payments of dividends or made any acquisitions of capital stock or made any other distribution on outstanding Shares of capital stock other than as set forth in the Registration Statement.

(e) The Underwriter shall receive on, and as of the Closing Date, the favorable opinion of Parker, Duryee, Rosoff & Haft, a professional corporation, counsel for the Company, addressed to the Underwriter, in form and substance satisfactory to counsel to the Underwriter, to the effect that:

(i) the Company and its subsidiaries are each corporations in good standing, duly organized and validly existing under the laws of their state of incorporation, and have full corporate power pursuant to their Certificates of Incorporation and By-Laws to own their properties and to conduct their business, present and proposed, as set forth in the Prospectus;

(ii) the Company and its subsidiaries are each duly qualified to transact the business in which it is engaged and are in good standing in each jurisdiction in which its ownership or lease of property requires such qualification or registration, (naming such jurisdictions), except where the failure to so qualify would not have a material adverse effect on the Company;

(iii) the Company does not own or control any operating subsidiaries except the subsidiaries as set forth in the Prospectus and the Company owns all of the capital stock of the subsidiaries, as set forth in the Prospectus, free and clear of any liens, claims or encumbrances;

(iv) the Company has an authorized and outstanding capitalization as set forth in the Registration Statement; all of the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and such shares are not, and the Shares to be sold by the Company hereunder are not, subject to the preemptive right of any shareholder of the Company, the Shares to be sold by the Company have been validly authorized and, when issued, will be fully paid and non-assessable; and the Warrant Shares issuable upon exercise of the Underwriter's Warrants have been validly authorized and reserved for issuance and when issued upon exercise of the Underwriter's Warrants will be validly issued, fully paid and non-assessable;

(v) the Common Stock and Shares of the Company conform as to legal matters to the description thereof contained in the Prospectus and such description conforms to the rights set forth in the instruments defining the same, and the certificates for the Shares delivered at the Closing are in due and proper form.

(vi) this Agreement has been duly and validly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company in accordance with its terms, subject as to enforcement of remedies, to the discretion of a court with respect to the application of equitable principles and to applicable bankruptcy, insolvency, moratorium and other laws now or hereafter in effect affecting the rights of creditors generally and except that such counsel need not express an opinion with respect to the indemnification and contribution provisions set forth in Paragraphs 6 and 7 of this Agreement; the Company has the corporate power to sell and deliver the Shares pursuant to the provisions of this Agreement and valid marketable title thereto, free and clear of any claims, liens and encumbrances will pass to the purchasers thereof; to the best of such counsel's knowledge after reasonable investigation, the execution, performance and delivery of this Agreement and the consummation of the transactions contemplated in this Agreement to be performed by the Company do not conflict with, result in a breach of, or constitute a default under the Company's or any subsidiaries' certificate of incorporation, by-laws, or any indenture, mortgage, deed of trust, voting trust agreement, note agreement or other agreement or instrument known to counsel to which the Company or any of its subsidiaries is a party or, to the best of such counsel's knowledge, any statute, order, rule or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Company or any of its subsidiaries;

(vii) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental agency or body is required for the performance by the Company or any of the subsidiaries of the transactions contemplated in this Agreement to be performed by it or them, except for such consents, approvals, authorizations or orders as need be obtained under the Act and such as may be required under the securities laws of any jurisdiction in connection with the offer hereby. Such counsel need not express any opinion with respect to compliance with the securities laws of the respective states.

(viii) (1) the Registration Statement has become effective under the Act, and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened; and (2) the Registration Statement, the Prospectus and each amendment thereof or supplement thereto (except for the financial statements and notes thereto and other financial and statistical information included therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the Rules under the Act.

  (ix) the Underwriter's Warrants to be sold by the Company have been duly authorized and constitute valid and binding obligations of the Company subject as to enforcement of remedies to the discretion of a court with respect to the granting of equitable relief and to applicable bankruptcy, insolvency, moratorium and other laws now or hereafter in effect affecting the rights of creditors generally;

(x) In addition to the legal opinions set forth above, such counsel shall indicate in such letter that, nothing has come to the attention of counsel which would lead such counsel to believe that the Registration Statement or the
Prospectus (in either case, as amended or supplemented, if amended or supplemented) contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; however, such counsel need not otherwise undertake to determine independently and, therefore, need not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus except to the extent set forth in clause (vi) above and such counsel need express no opinion with respect to the financial statements, schedules and other financial data contained in the Registration Statement and Prospectus.

In rendering the foregoing opinion, such counsel may rely, as to any matters of fact upon which such opinion is predicated, on certificates and written statements of state officials and certificates and written statements of officers and representatives of the Company and other responsible persons, in each case to the extent deemed appropriate by such counsel. Copies of all such certificates shall be furnished to counsel for the Underwriter on the Closing Date.

(f) At the time this Agreement is executed and at the Closing Date, Friedman, Alpren & Green shall have furnished to the Underwriter letters dated respectively as of the date of this Agreement and as of the Closing Date in form and substance satisfactory to the Underwriter, confirming that they are independent public accountants within the meaning of the Act and the Rules under the Act, and stating in effect that: (i) in their opinion, the financial statements of the Company including supporting schedules, examined by them included in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules under the Act; (ii) on the basis of a limited review of the latest consolidated interim financial statements or other available financial books and records of the Company (which interim financial statements or books and records shall be as of a date not more than 45 days prior to the Closing Date) subsequent to the date of their audit, and such other records of the Company as may in their judgment be appropriate, inspection of the minute books of the Company since the date of audit and consultations with and inquiries of officers or other persons responsible for financial accounting matters of the Company as to transactions and events since December 31, 1997 and other specified procedures and inquiries, nothing has come to their attention which would cause them to believe that during the period from December 31, 1997 to a specified date not more than five business days prior to the date of this Agreement and the Closing Date there has been any change in the capital stock or long term debt of the Company, or decreases in consolidated net current assets or net assets compared with the amounts shown in the December 31, 1997 balance sheet included in the Registration Statement, except for losses incurred in the ordinary course of the Company's development stage activities or for changes, increases or decreases which the Registration Statement discloses have occurred or may occur; (iii) on the basis of inquiries and procedures conducted by them, including a reading of the latest available unaudited interim financial statements of the Company, inquiries of officials of the Company responsible for operational, financial and accounting matters, a reading of the minute books of the Company and other specified procedures and inquiries, nothing has come to their attention that caused them to believe that (A) any unaudited Company financial statements set forth in the Registration Statement and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations under the Act or are not fairly presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements; and (iv) on the basis of their examinations referred to in their reports included in the Registration Statement and Prospectus and the limited review, procedures, consultations and inquiries referred to above, nothing has come to their attention which in their judgment would indicate that the statements appearing in the Registration Statement under the caption "Experts" and the omission of an answer to item 13 of Form SB-2 (insofar as it relates to them) and the figures and percentages under the captions "Prospectus Summary," "Risk Factors," "Dilution," "Capitalization," "Business," "Transactions with Management," and "Principal Stockholders" to the extent such statements, figures and percentages are derived from accounting records of the Company, do not fairly and accurately set forth the information purported to be shown.

(g) The Underwriter shall have received on the Closing Date certificates, dated as of the Closing Date, signed by the President and the Chief Financial Officer of the Company certifying that:

(i) No stop order suspending the effectiveness of the Registration Statement is in effect and no proceedings for such purpose are pending or are, to their knowledge, threatened by the Commission;

(ii) They do not know of any litigation, instituted or threatened, against the Company or the subsidiaries of a character required to be disclosed in the Registration Statement which is not disclosed therein; they do not know of any contracts which are required to be summarized in the Prospectus which are not so summarized; and they do not know of any material contracts required to be filed as exhibits to the Registration Statement which are not so filed;

(iii) To the best of their knowledge, neither the Registration Statement nor the Prospectus as amended or supplemented, if amended or Supplemented, contains an untrue statement of any material fact required to be stated therein or necessary to make the statements therein not misleading; and, since the effective date of the Registration Statement, to the best of their knowledge, there has occurred no event required to be set forth in an amended or supplemented Prospectus which has not been so set forth;

(iv) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material adverse change in the condition of the Company or the subsidiaries, financial or otherwise, or in the results of each of their operations, except as reflected in or contemplated by the Registration Statement and the Prospectus, and except as so reflected or contemplated since such date there has not been any material transaction entered into by the Company or the subsidiaries;

(v) Neither the Company nor the subsidiaries is delinquent in the filing of any federal, state, municipal or other jurisdiction's tax return or the payment of any federal, state, municipal or other jurisdiction's taxes; they know of no proposed re- determination or re-assessment of taxes, adverse to the Company or the subsidiaries; and the Company and the subsidiaries have paid or provided by adequate reserves for all known tax liabilities;

(vi) They know of no material obligation or liability of the Company or the subsidiaries, contingent or otherwise, not disclosed in the Registration Statement and Prospectus and required to be disclosed therein;

(vii) This Agreement, the consummation of the transactions herein contemplated, and the fulfillment of the terms hereof, will not result in a material breach by the Company or the subsidiaries of any terms of, or constitute a material default under the Company's or subsidiaries' respective Certificates of Incorporation or By-Laws, or any indenture, mortgage, lease, deed of trust, bank loan or credit agreement or any other agreement or undertaking of the Company or the subsidiaries;

(viii) The financial statements and schedules filed with and as part of the

Registration Statement present fairly the financial position of the Company and the subsidiaries as of the dates thereof, all in conformity with generally accepted principles of accounting applied on a consistent basis throughout the periods involved;

(ix) Except as otherwise set forth in the Registration Statement and the Prospectus, all licenses, approvals or permits from the Federal, state or local governments and agencies thereof having jurisdiction over the Company and the subsidiaries required for the conduct of any material aspect of the business or operations of the Company and the subsidiaries, have been obtained and are in effect and there are no proceedings pending or to their knowledge, threatened, to seek to compel, terminate or limit such licenses, approvals or permits;

(x) Neither the Company nor any of the subsidiaries have sustained an insured or uninsured loss on account of fire, flood, accident or other calamity;

(xi) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, except as may otherwise be referred to therein, neither the Company nor the subsidiaries have prior to the Closing Date, either (i) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, or (ii) entered into any material transaction other than in the ordinary course of business. The Company has not declared, paid or made any dividend or distribution of any kind on its capital stock;

(xii) All representations and warranties set forth in this Agreement are true and correct as of the date hereof and the Company has complied with all of its agreements herein contained to be performed on its part on or before the Closing Date;

(xiii) No order suspending the sale of the Shares prior to the Closing Date in any jurisdiction designated to the Company pursuant to Paragraph 4(k) hereof has been issued on or prior to the Closing Date and no proceedings for that purpose have been instituted or, to the knowledge of such officers, shall have been or be threatened;

(h) The Company shall have performed each of the agreements herein contained and required to be performed by at or prior to the Closing Date.

The Company shall have furnished to the Underwriter such other and further certificates, documents, and opinions as the Underwriter may reasonably request (including certificates of officers) as to the accuracy, at and as of the Closing Date, of the representations and warranties of the Company herein, as to the performance by the Company of its obligations hereunder, and as to other conditions concurrent and precedent to the Underwriter's obligations hereunder.

Any certificate signed by an officer of the Company and delivered to the Underwriter or to the Underwriters' counsel at the Closing will also be deemed a representation and warranty by the Company to the Underwriter as to the statements made therein.

If any of the conditions specified in this Paragraph 5 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to the Underwriter or to Underwriter's counsel pursuant to this Paragraph 5 shall not be in all material respects reasonably satisfactory in form, and substance to the Underwriter and to the Underwriter's counsel, this Agreement and all obligations of the Underwriter hereunder may be canceled at, or at any time prior to, the Closing Date by the Underwriter. Notice of such cancellation shall be given to the Company in writing, or by telegraph confirmed in writing.

6. Indemnification. (a) The Company agrees to indemnify and hold harmless the Underwriter, its officers, directors, employees and agents and each person, if any who controls the Underwriter within the meaning of Section 15 of the Act or
Section 20(a) of the Exchange Act (the "Exchange Act"), against any and all loss, liability, claim, damage and expense whatsoever (including but not limited to attorneys' fees and any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever) arising out of or based upon any untrue or alleged untrue statement of a material fact contained (i) in any Preliminary Prospectus, the Registration Statement or the Prospectus (as from time to time amended or supplemented) or (ii) in any application or other document or communication (in this Paragraph 6 collectively called "application") executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company, filed in any jurisdiction in order to qualify the Shares under the Securities laws thereof or filed with the Commission or any securities exchange; or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Company by the Underwriter expressly for use in any Preliminary Prospectus, the Registration Statement or Prospectus, or any amendment or supplement thereof or in any communication to the Commission or any securities exchange or in any application, as the case may be.

If any action is commenced against the Underwriter or any of its officers, directors, employees, agents or controlling persons (an indemnified party) in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, such indemnified party or parties shall promptly notify the indemnifying party in writing of the commencement of such action and the indemnifying party shall assume the defense of such action, including the employment of counsel (satisfactory to such indemnified party or parties) and payment of expenses. Such indemnified party or parties shall have the right to employ its or their own counsel in any such case but the fees and expenses of such counsel shall be at the expense of such indemnified party in connection with the defense of such action or the indemnifying party or parties unless the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action or the indemnifying party shall not have employed counsel to have charge of the defense of such action or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying party. Anything in this paragraph to the contrary notwithstanding, the Company shall not be liable for any settlement of any such claim or action effected without its written consent. The Company agrees promptly to notify the Underwriter of the commencement of any litigation or proceeding against the Company or any of its officers or directors in connection with the sale of the Shares or in connection with such Registration Statement or Prospectus. With respect to any untrue statement or alleged untrue statement made in, or omission or alleged omission from, any Preliminary Prospectus, the indemnity agreement contained in this Paragraph 6 (a) with respect to such Preliminary Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting the claim with respect to such indemnification is sought hereunder purchased Shares if the Prospectus (or the Prospectus as amended or supplemented if the Company shall have made any amendments thereof or supplements thereto which shall have been furnished to such Underwriter prior to the time of the confirmation of such sale) does not contain such statement, alleged statement, omission or alleged omission and a copy of such Prospectus shall not have been sent or given to such person at or prior to the written confirmation of such sale to such person.

(b) The Underwriter agrees to indemnify and hold harmless the Company, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement and each other person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, to the same extent as the foregoing indemnity including any notice requirement from the Company to the Underwriter, but only with respect to statements or omissions, if any, made in any Preliminary Prospectus, the Registration Statement or Prospectus or any amendment or supplement thereof or in any application in reliance upon and in conformity with, written information furnished to the Company with respect to the Underwriter by or on behalf of such Underwriter expressly for use in any Preliminary Prospectus, the Registration Statement or Prospectus or any amendment or supplement thereof or in any application, as the case may be. In case any action shall be brought against the Company, or any other person so indemnified based on any Preliminary Prospectus, the Registration Statement or Prospectus or any amendment or supplement thereof or any application, and in respect of which indemnity may be sought against the Underwriter, the Underwriter shall have the rights and duties given to the Company, and the Company, and each other person so indemnified shall have the rights and duties given to the Underwriter by the provisions of subparagraph (a) above.

7. Contribution. (a) In order to provide for just and suitable contribution under the Act in any case in which (i)the Underwriter, its officers, directors, employees and agents and each person who controls the Underwriter within the meaning of the Act or the Exchange Act makes claim for indemnification pursuant to Paragraph 6
(a) hereof but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that Paragraph 6 (b) provides for indemnification in such case or (ii) contribution under the Act may be required on the part of the Underwriter or any such controlling person in circumstances for which indemnification is provided under Paragraph 6 (a), then, in each such case, the Company and the Underwriter shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Underwriter is responsible for an aggregate of 10% (being the percentage of the initial public offering price of the Shares represented by the Underwriter's commission and discount) and the Company is responsible for the remaining portion; provided, however, that, in any such case, no person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(b) Promptly after receipt by any party to this Agreement of notice of the commencement of any action, suit or proceeding, such party will, if a claim for contribution in respect thereof is to be made against another party ("contributing party"), notify the contributing party of the commencement thereof; but the failure to so notify the contributing party will not relieve it from any liability which it may have to any other party other than for contribution under the Act. In case any such action, suit or proceeding is brought against any party, and such party notifies a contributing party of the commencement thereof, the contributing party will be entitled to participate therein with the notifying party and any other contributing party similarly notified.

8. Termination. (a) This Agreement shall become effective at 9:30 A.M., New York time, on the first full business day following the day on which the Registration Statement becomes effective or at the time of the initial public offering by the Underwriter of the Shares, whichever is earlier. The time of the initial public offering, for the purpose of this Paragraph 8, shall mean the time, after the Registration Statement becomes effective, of the release by the Underwriter for publication of the first newspaper advertisement which is subsequently published relating to the Shares or the time, after the Registration Statement becomes effective, when the Shares are first released by the Underwriter for offering by the Underwriter or Selected Dealers by letter or telegram, whichever shall first occur. The Underwriter or the Company may prevent this Agreement from becoming effective by giving the notice indicated below in this Paragraph 8 before the time this Agreement becomes effective.

(b) In addition to the provisions of Paragraph 5 and 8 hereof, this Agreement shall be subject to termination in the absolute discretion of the Underwriter, by notice given to the Company prior to the Closing Date, if prior to such time,
(i) the Company
sustains a loss, whether or not insured, by reason of fire, flood, accident or other calamity, which, in the opinion of the Underwriter, substantially affects the value of the property of the Company or materially interferes with the operation of the business of the Company, (ii) trading in securities on the New York Stock Exchange, Inc. or the American Stock Exchange, Inc. has been suspended or limited or minimum prices have been established on either such exchange, (iii) a banking moratorium shall have been declared, either by Federal or state authorities, (iv) any new restriction materially adversely affecting the distribution of the Shares shall have become effective, (v) trading in any securities of the Company shall have been suspended or halted by any national securities exchange or the Commission, (vi) the market value of securities in general or political, financial or economic conditions shall have so materially changed as, in the judgment of the Underwriter, shall render it impracticable to offer for sale the Shares agreed to be sold hereunder, (vii) in the reasonable opinion of the Underwriter, there exists materially adverse market conditions in the over-the-counter market as in the judgment of the Underwriter makes it unadvisable to proceed with the delivery of the Shares or (viii) in the sole discretion of the Underwriter, any material adverse change has occurred since the dates as of which information is given in the Registration Statement or Prospectus, in the earnings, business, condition of the Company or any subsidiary (financial or otherwise), net worth, results of operations, key personnel or assets of the Company or any subsidiary, whether or not arising in the ordinary course of business; provided, however, that the provisions of Paragraphs 4, 6 and 7 hereof shall survive such termination.

(c) If the Underwriter elects to prevent this Agreement from becoming effective or to terminate this Agreement as provided in this Paragraph 8, the Company shall be notified promptly by the Underwriter by telephone or telegram, confirmed by letter. If the Company elects to prevent this Agreement from becoming effective the Underwriter shall be notified promptly by the Company by telephone or telegram, confirmed by letter.

9. Underwriters Warrants. The Company agrees to sell to Underwriter its officers or directors an aggregate of up to __________ Underwriter's Warrants at a price of $.001 per Underwriters Warrant. Each Underwriters Warrant shall represent the right to purchase one Underwriters Share over a period of four years, commencing one year from the effective date of the offering, at 120% of the offering price per share.

The Underwriter's Warrants shall be evidenced by certificates in the form and containing the terms and conditions as set forth in the exhibits to the Registration Statement, which provide among other things that the Underwriter's Warrants will be restricted from sale, transfer, assignment or hypothecation for a period of one year from the effective date of the offering except to officers or directors of the Underwriter and members of the selling group and/or their officers or partners. The Underwriter's Warrant certificates shall be delivered in such denominations and in such names as may be requested by Underwriter or in the absence of such request, then in denominations of 1,000 Warrants per Underwriter's Warrant certificate. In addition, the Company agrees to reserve against the exercise of the Underwriter's Warrants the number of shares of its authorized but unissued shares of Common Stock equal to the number of shares purchasable upon the exercise of the Underwriter's Warrants and upon the exercise of the warrants included in the Warrant Shares. Neither the Underwriters Warrant nor the Warrant Shares will be redeemable by the Company.

10. Finders. (a) Except as set forth in the Prospectus, the Company knows of no claims for services in the nature of a finder's fee or origination fee with respect to this financing resulting from the respective acts of its officers, directors or employees, for which the Underwriter may be responsible, and the Company agrees to indemnify and hold the Underwriter free and harmless from any claims for any services of such nature arising from any act of the Company or its officers or employees, and will reimburse the Underwriter for any counsel fees, legal or other expenses reasonably incurred by the Underwriter in investigating or defending against any such claim.

(b) The Underwriter knows of no claims for services in the nature of a finder's fee or origination fee with respect to this financing resulting from the respective acts of their officers, directors, or employees, for which the Company may be responsible, and the Underwriter agrees to indemnify and hold the Company free and harmless from any claims for any services of such nature arising from any act of the Underwriter or its officers or employees, and will reimburse the Company for any legal or other expenses reasonably incurred by t he Company in investigating and defending against any such claim.

11. Future Sales. The Company agrees and shall deliver at the Closing Date the agreements of the Company, its subsidiaries, that for a period of two (2) years after the Closing Date, Underwriter or its successors, shall have the right of first refusal to purchase for their account or to sell for the account of the Company or its subsidiaries, any debt or equity securities of the Company or any subsidiary now existing as hereafter organized or acquired with respect to which the Company, its subsidiaries, as the case may be, may seek a public or private offering to the extent that the proceeds of such offering exceeds $1,000,000 and is not more than 120% of the aggregate offering price. The Company, its subsidiaries, and its officers and directors, further agree to consult with Underwriter with regard to any such offering and to offer the Underwriter the opportunity to purchase or sell any such securities on terms as favorable to the Company, its subsidiaries, or such officers and directors, as the case may be, as they or it can secure elsewhere as evidenced by written commitments with respect thereto. If either the Underwriter or other persons fail to accept in writing the proposal for financing submitted by the Company or its subsidiaries or other persons, within five (5) business days from the mailing of such proposal by registered mail addressed to it, or if the Underwriter is unable to commence or complete the sale of any such securities, then Underwriter shall have no further claim or right with respect to the financing proposals contained in said notice or any future financing proposals. If, thereafter, the initial proposal is modified, the Company or its subsidiaries, shall adopt the same procedure with respect to such modified proposal as is provided hereinabove with respect to the original proposal. Excluded from the foregoing right of first refusal shall be private sales of the Company's or any subsidiaries securities where no commissions are paid; provided, that the transferee agrees to be bound by such transferor's agreements made hereunder. The right of first refusal granted in this Article 11 shall only apply as to the Company's or its subsidiaries' next public offering during the two (2) year period commencing on the effective date of this offering.

12. Representations, etc. to Survive Delivery. The respective representations, warranties, agreements, covenants, indemnities and statements of, and on behalf of, the Company and its officers, and the Underwriter, respectively, set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Underwriter, and will survive delivery of and payment for the Shares. A successor to the Underwriter shall be entitled to the indemnity, contribution and reimbursement agreements contained in this Agreement.

Benefit. This Agreement has been and is made solely for the benefit of and shall be binding upon the Underwriter, the Company and, to the extent expressed, any person controlling the Company, the Underwriter and the officers and directors of the Company, and their respective legal representatives, successors and assigns, all as and to the extent provided herein, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "legal representatives, successors and assigns" shall not include any purchaser of any of the Shares, from the Underwriter merely because of such purchase, and except further that in the event that any of the persons who shall have purchased any of the Underwriter's Warrants pursuant to Paragraph 9 hereof which are registered in the Registration Statement relating to the Shares shall be alleged to be or held to be, an Underwriter, as that term is defined in the Act, with respect to any part of any of the securities registered in the Registration Statement; then and in such event the warranties, indemnities and agreement of the Company contained in this Agreement shall also be for the benefit of any person or persons, if any, who control such persons within the meaning of
Section 15 of the Act. All of the obligations of the Underwriters hereunder are several and not joint.

14. New York Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict of laws.

15. Notices. All communications hereunder shall be in writing and, if to the Underwriter, will be mailed, delivered, telegraphed or telexed to the Underwriter at 75 Maiden Lane - 10th Floor, New York, NY 10038 Attention:
President; or if sent to the Company will be mailed, delivered, telegraphed or telexed to, Worldwide Entertainment & Sports Corp. Attention: Marc Roberts, President, 29 Northfield Avenue, West Orange, NJ 07052. Copies of such notice should also be sent to counsel to such parties named in the Prospectus.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and Your acceptance shall represent a binding agreement among the Company and the Underwriter.


Very truly yours,



By:
Marc Roberts
President, Worldwide Entertainment
  & Sports Corp.


The foregoing Agreement is hereby
confirmed and accepted as of
the date first above written



By:
Michael P. Cilmi
President, Bell Investment Group, Inc.